Exhibit 99.2

Quarterly Financial Supplement - 4Q2019

February 11, 2020

CNO Financial Group, Inc.
Consolidated balance sheet (in millions)	Mar-18	Jun-18	Sep-18	Dec-18	Mar-19	Jun-19	Sep-19	Dec-19

Assets
Investments:
Fixed maturities, available for sale, at fair value	$22,375.5	$22,080.9	$18,512.4	$18,447.7	$19,468.4	$20,437.2	$21,089.2	$21,295.2
Equity securities at fair value	498.7	366.1	335.5	291.0	40.8	38.8	39.3	44.1
Mortgage loans	1,601.2	1,649.4	1,680.6	1,602.1	1,626.1	1,596.5	1,561.7	1,566.1
Policy loans	116.0	116.0	117.4	119.7	121.3	121.6	122.8	124.5
Trading securities	289.6	254.2	239.0	233.1	237.9	248.3	247.3	243.9
Investments held by variable interest entities	1,583.9	1,543.3	1,550.5	1,468.4	1,241.4	1,215.2	1,204.2	1,188.6
Other invested assets	951.1	946.0	920.0	833.4	943.3	1,018.8	1,070.9	1,118.5
Total investments	27,416.0	26,955.9	23,355.4	22,995.4	23,679.2	24,676.4	25,335.4	25,580.9
Cash and cash equivalents - unrestricted	610.8	639.3	539.2	594.2	621.6	557.4	760.3	580.0
Cash and cash equivalents held by variable interest entities	115.6	106.4	56.4	62.4	69.7	50.5	61.7	74.7
Accrued investment income	268.1	252.5	224.7	205.2	214.8	211.2	212.7	205.9
Present value of future profits	350.4	345.5	351.6	343.6	333.6	299.3	284.0	275.4
Deferred acquisition costs	1,083.6	1,237.4	1,291.1	1,322.5	1,289.1	1,253.2	1,138.8	1,215.5
Reinsurance receivables	2,153.5	2,127.4	4,946.3	4,925.4	4,879.7	4,829.4	4,802.4	4,785.7
Income tax assets, net	450.4	484.8	577.8	630.0	479.9	348.3	241.5	432.6
Assets held in separate accounts	4.7	4.8	5.1	4.4	4.9	4.9	4.2	4.2
Other assets	356.0	318.2	299.6	356.7	741.9	485.4	438.8	476.0
Total assets	$32,809.1	$32,472.2	$31,647.2	$31,439.8	$32,314.4	$32,716.0	$33,279.8	$33,630.9
Liabilities
Liabilities for insurance products:
Policyholder account liabilities	$11,328.7	$11,401.1	$11,492.7	$11,522.8	$11,676.9	$11,851.4	$11,998.9	$12,132.3
Future policy benefits	11,238.0	11,217.1	11,097.5	11,153.7	11,234.2	11,314.3	11,423.2	11,498.5
Liability for policy and contract claims	509.1	499.5	513.4	521.9	521.0	517.8	508.9	522.3
Unearned and advanced premiums	270.3	260.5	249.2	253.9	255.9	248.1	242.8	260.5
Liabilities related to separate accounts	4.7	4.8	5.1	4.4	4.9	4.9	4.2	4.2
Other liabilities	869.0	654.2	689.5	632.4	804.0	740.2	762.0	750.2
Investment borrowings	1,646.5	1,646.3	1,646.1	1,645.8	1,645.5	1,645.2	1,644.8	1,644.3
Borrowings related to variable interest entities	1,410.5	1,418.1	1,417.6	1,417.2	1,416.8	1,153.6	1,153.0	1,152.5
Notes payable - direct corporate obligations	915.1	915.7	916.2	916.8	917.3	988.3	988.7	989.1
Total liabilities	28,191.9	28,017.3	28,027.3	28,068.9	28,476.5	28,463.8	28,726.5	28,953.9
Shareholders' equity
Common stock	1.6	1.6	1.6	1.6	1.6	1.6	1.5	1.5
Additional paid-in capital	3,075.6	3,021.9	3,030.0	2,995.0	2,952.2	2,903.2	2,834.6	2,767.3
Retained earnings	645.7	731.2	184.8	196.6	229.2	249.2	274.3	535.7
Total shareholders' equity before accumulated other comprehensive income	3,722.9	3,754.7	3,216.4	3,193.2	3,183.0	3,154.0	3,110.4	3,304.5
Accumulated other comprehensive income	894.3	700.2	403.5	177.7	654.9	1,098.2	1,442.9	1,372.5
Total shareholders' equity	4,617.2	4,454.9	3,619.9	3,370.9	3,837.9	4,252.2	4,553.3	4,677.0
Total liabilities and shareholders' equity	$32,809.1	$32,472.2	$31,647.2	$31,439.8	$32,314.4	$32,716.0	$33,279.8	$33,630.9

	Mar-18	Jun-18	Sep-18	Dec-18	Mar-19	Jun-19	Sep-19	Dec-19

Book value per common share	$27.59	$27.09	$21.99	$20.78	$23.99	$27.12	$29.92	$31.58

Book value per common share, excluding accumulated other comprehensive income (1) (2)	$22.25	$22.83	$19.54	$19.69	$19.90	$20.12	$20.44	$22.32

Book value per diluted share (1) (3)	$21.94	$22.62	$19.28	$19.52	$19.76	$20.00	$20.30	$22.09

CNO Financial Group, Inc.
Consolidated statement of operations (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Revenues
Insurance policy income	$659.9	$659.8	$656.9	$616.5	$2,593.1	$619.3	$618.3	$620.0	$623.2	$2,480.8
Net investment income:
General account assets	329.1	328.2	332.0	290.4	1,279.7	270.6	286.7	275.9	272.0	1,105.2
Policyholder and other special-purpose portfolios	12.8	35.7	85.8	(107.8)	26.5	85.2	47.8	23.6	101.1	257.7
Realized investment gains (losses):
Net realized gains on the transfer of assets related to reinsurance transaction	—	—	363.4	—	363.4	—	—	—	—	—
Other net realized investment gains (losses), excluding impairment losses	(15.2)	11.0	33.3	(37.8)	(8.7)	18.3	5.3	5.7	11.3	40.6
Other-than-temporary impairments:
Total other-than-temporary impairment losses	—	—	(2.1)	(0.5)	(2.6)	(2.2)	—	(3.4)	(6.8)	(12.4)
Change in other-than-temporary impairment losses recognized in accumulated other comprehensive income	—	—	—	—	—	—	—	—	—	—
Net impairment losses recognized	—	—	(2.1)	(0.5)	(2.6)	(2.2)	—	(3.4)	(6.8)	(12.4)
Total realized gains (losses)	(15.2)	11.0	394.6	(38.3)	352.1	16.1	5.3	2.3	4.5	28.2
Fee revenue and other income	21.2	11.6	11.9	17.4	62.1	31.8	21.7	22.2	68.2	143.9
Total revenues	1,007.8	1,046.3	1,481.2	778.2	4,313.5	1,023.0	979.8	944.0	1,069.0	4,015.8

Benefits and expenses
Insurance policy benefits	586.6	618.2	646.9	426.9	2,278.6	623.5	610.4	582.8	600.3	2,417.0
Loss related to reinsurance transaction	—	—	1,067.6	—	1,067.6	—	—	—	—	—
Interest expense	33.6	37.7	38.8	39.7	149.8	41.0	38.6	37.5	35.2	152.3
Amortization	71.9	61.0	62.4	69.0	264.3	58.2	46.2	51.6	76.1	232.1
Loss on extinguishment of debt	—	—	—	—	—	—	7.3	—	—	7.3
Loss on extinguishment of borrowings related to variable interest entities	—	3.8	—	—	3.8	—	—	—	—	—
Other operating costs and expenses	207.6	195.8	205.3	205.5	814.2	234.7	229.6	218.6	250.0	932.9
Total benefits and expenses	899.7	916.5	2,021.0	741.1	4,578.3	957.4	932.1	890.5	961.6	3,741.6

Income (loss) before income taxes	108.1	129.8	(539.8)	37.1	(264.8)	65.6	47.7	53.5	107.4	274.2
Income tax expense (benefit) on period income (loss)	23.8	27.6	(114.8)	5.8	(57.6)	13.8	10.1	11.5	23.1	58.5
Valuation allowance for deferred tax assets and other tax items	—	—	104.8	3.0	107.8	—	—	—	(193.7)	(193.7)
Net income (loss)	$84.3	$102.2	$(529.8)	$28.3	$(315.0)	$51.8	$37.6	$42.0	$278.0	$409.4

CNO Financial Group, Inc.
Operating results ($ in millions, except per share amounts)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Adjusted EBIT (4):
Bankers Life	$77.5	$90.7	$94.4	$78.0	$340.6	$63.1	$86.4	$78.9	$72.3	$300.7
Washington National	34.3	25.4	30.3	31.9	121.9	30.5	25.9	26.8	28.0	111.2
Colonial Penn	(1.5)	5.4	6.1	4.8	14.8	(1.4)	5.8	3.7	6.2	14.3
Long-term care in run-off	12.0	8.5	2.1	0.3	22.9	2.5	3.2	3.6	2.7	12.0
Adjusted EBIT from business segments	122.3	130.0	132.9	115.0	500.2	94.7	121.3	113.0	109.2	438.2
Corporate operations, excluding corporate interest expense	(15.5)	(14.0)	(11.8)	(29.7)	(71.0)	0.8	(12.0)	(11.2)	4.9	(17.5)
Adjusted EBIT	106.8	116.0	121.1	85.3	429.2	95.5	109.3	101.8	114.1	420.7
Corporate interest expense	(11.9)	(11.9)	(12.1)	(12.1)	(48.0)	(12.1)	(12.6)	(13.9)	(13.8)	(52.4)
Operating earnings before taxes	94.9	104.1	109.0	73.2	381.2	83.4	96.7	87.9	100.3	368.3
Tax expense on operating income	21.0	22.2	21.5	13.4	78.1	17.6	20.3	18.7	21.7	78.3
Net operating income (5)	73.9	81.9	87.5	59.8	303.1	65.8	76.4	69.2	78.6	290.0
Net realized investment gains (losses) from sales and impairments (net of related amortization)	0.5	10.9	37.0	(10.5)	37.9	(0.7)	(1.7)	(2.6)	7.1	2.1
Net change in market value of investments recognized in earnings	(15.7)	(0.3)	(5.3)	(27.5)	(48.8)	16.6	6.8	4.7	(2.6)	25.5
Fair value changes in embedded derivative liabilities (net of related amortization)	25.1	8.3	22.9	(0.8)	55.5	(29.6)	(35.9)	(29.3)	13.4	(81.4)
Fair value changes related to agent deferred compensation plan	—	11.0	—	0.9	11.9	(5.3)	(11.6)	(6.0)	2.5	(20.4)
Loss related to reinsurance transaction	—	—	(704.2)	—	(704.2)	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	(7.3)	—	—	(7.3)
Other	3.3	(4.2)	0.8	1.8	1.7	1.2	0.7	(1.2)	(13.3)	$(12.6)
Non-operating income (loss) before taxes	13.2	25.7	(648.8)	(36.1)	(646.0)	(17.8)	(49.0)	(34.4)	7.1	$(94.1)
Income tax expense (benefit):
On non-operating income (loss)	2.8	5.4	(136.3)	(7.6)	(135.7)	(3.8)	(10.2)	(7.2)	1.4	$(19.8)
Valuation allowance for deferred tax assets and other tax items	—	—	104.8	3.0	107.8	—	—	—	(193.7)	$(193.7)
Net non-operating income (loss)	10.4	20.3	(617.3)	(31.5)	(618.1)	(14.0)	(38.8)	(27.2)	199.4	$119.4
Net income (loss)	$84.3	$102.2	$(529.8)	$28.3	$(315.0)	$51.8	$37.6	$42.0	$278.0	$409.4

Per diluted share:
Net operating income	$.44	$.49	$.53	$.36	$1.83	$.41	$.48	$.45	$.52	$1.85
Net realized investment gains (losses) from sales and impairments (net of related amortization and taxes)	—	.05	.18	(.05)	.18	—	(.01)	(.01)	.04	.01
Net change in market value of investments recognized in earnings (net of taxes)	(.07)	—	(.03)	(.13)	(.23)	.08	.04	.02	(.01)	.13
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	.12	.04	.11	—	.27	(.15)	(.18)	(.15)	.07	(.41)
Fair value changes related to agent deferred compensation plan (net of taxes)	—	.05	—	—	.06	(.03)	(.06)	(.03)	.01	(.10)
Loss related to reinsurance transaction (net of taxes)	—	—	(4.01)	—	(4.00)	—	—	—	—	—
Loss on extinguishment of debt (net of taxes)	—	—	—	—	—	—	(.03)	—	—	(.04)
Valuation allowance for deferred tax assets and other tax items	—	—	—	(.02)	(.02)	—	—	—	1.28	1.23
Other	.01	(.02)	—	.01	.01	.01	—	(.01)	(.07)	(.06)
Net income (loss)	$.50	$.61	$(3.22)	$.17	$(1.90)	$.32	$.24	$.27	$1.84	$2.61

CNO Financial Group, Inc.
Computation of weighted average shares outstanding	1Q18	2Q18	3Q18 (a)	4Q18	2018 (b)	1Q19	2Q19	3Q19	4Q19	2019
(000s)

Basic
Shares outstanding, beginning of period	166,857.9	167,354.3	164,433.1	164,634.4	166,857.9	162,201.7	159,955.2	156,768.0	152,183.5	162,201.7
Weighted average shares issued during the period:
Shares repurchased	—	(1,300.5)	—	(549.2)	(1,961.5)	(1,485.6)	(1,238.1)	(2,585.5)	(2,157.3)	(6,906.9)
Amounts related to employee benefit plans	307.6	66.7	119.7	35.6	813.8	320.9	127.3	76.6	114.9	974.0
Shares withheld for the payment of the exercise price and taxes related to employee benefit plans	(105.9)	(22.0)	(1.4)	(2.7)	(253.3)	(88.7)	(28.3)	(2.1)	(2.8)	(228.9)
Weighted average basic shares outstanding during the period	167,059.6	166,098.5	164,551.4	164,118.1	165,456.9	160,948.3	158,816.1	154,257.0	150,138.3	156,039.9
Basic shares outstanding, end of period	167,354.3	164,433.1	164,634.4	162,201.7	162,201.7	159,955.2	156,768.0	152,183.5	148,084.2	148,084.2
Diluted
Weighted average basic shares outstanding	167,059.6	166,098.5	164,551.4	164,118.1	165,456.9	160,948.3	158,816.1	154,257.0	150,138.3	156,039.9
Common stock equivalent shares related to:
Employee benefit plans	2,617.8	1,879.5	—	1,771.7	—	1,240.7	918.7	1,002.7	1,268.8	1,107.7
Weighted average diluted shares outstanding during the period	169,677.4	167,978.0	164,551.4	165,889.8	165,456.9	162,189.0	159,734.8	155,259.7	151,407.1	157,147.6
Diluted shares outstanding, end of period	169,705.4	165,971.0	166,823.4	163,593.2	163,593.2	161,123.2	157,662.5	153,242.8	149,580.7	149,580.7

(a) Equivalent common shares of 2,145.7 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 3Q18.

(b) Equivalent common shares of 2,103.7 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 2018.

CNO Financial Group, Inc.
Bankers Life
Analysis of income before taxes (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Insurance policy income	$365.4	$366.1	$364.0	$363.0	$1,458.5	$365.2	$362.5	$364.1	$365.5	$1,457.3
Net investment income (loss):
General account invested assets	196.3	200.7	200.9	206.5	804.4	189.6	204.9	196.0	191.7	782.2
Fixed index products	(5.2)	12.5	56.0	(104.8)	(41.5)	41.2	21.9	3.7	80.7	147.5
Fee revenue and other income	19.6	10.6	10.7	11.0	51.9	25.8	12.7	12.2	24.5	75.2
Total revenues	576.1	589.9	631.6	475.7	2,273.3	621.8	602.0	576.0	662.4	2,462.2

Insurance policy benefits	302.2	294.3	290.9	287.9	1,175.3	289.6	290.4	292.2	285.4	1,157.6
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	24.9	24.6	24.4	24.2	98.1	23.6	23.6	23.4	23.1	93.7
Cost of options to fund index credits, net of forfeitures	17.1	20.3	19.4	24.6	81.4	25.3	24.6	25.3	23.6	98.8
Market value changes credited to policyholders	(4.6)	11.2	55.8	(105.3)	(42.9)	41.8	22.3	3.8	81.3	149.2
Amortization related to operations	44.4	37.7	37.3	51.9	171.3	46.5	37.2	39.0	53.6	176.3
Interest expense on investment borrowings	6.1	7.5	7.9	8.2	29.7	8.7	8.6	8.0	7.0	32.3
Commission expense and distribution fees	22.3	12.7	13.1	12.8	60.9	26.2	14.7	13.4	18.0	72.3
Other operating costs and expenses	86.2	90.9	88.4	93.4	358.9	97.0	94.2	92.0	98.1	381.3
Total benefits and expenses	498.6	499.2	537.2	397.7	1,932.7	558.7	515.6	497.1	590.1	2,161.5
Adjusted EBIT (4)	$77.5	$90.7	$94.4	$78.0	$340.6	$63.1	$86.4	$78.9	$72.3	$300.7

Health underwriting margins (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Medicare supplement:
Earned premium	$192.6	$192.3	$192.2	$190.5	$767.6	$191.4	$190.6	$190.3	$189.3	$761.6
Benefit ratio	73.3%	73.1%	75.6%	76.0%	74.5%	72.3%	74.0%	74.9%	74.2%	73.8%
Underwriting margin (earned premium less policy benefits)	$51.4	$51.7	$46.9	$45.8	$195.8	$53.1	$49.6	$47.8	$48.9	$199.4

Long-term care:
Earned premium	$64.2	$64.0	$63.7	$63.8	$255.7	$63.7	$63.5	$63.7	$63.4	$254.3
Benefit ratio before interest income on reserves	116.3%	119.3%	122.5%	117.9%	119.0%	120.6%	122.1%	123.6%	120.4%	121.7%
Interest-adjusted benefit ratio	73.9%	76.3%	79.0%	74.7%	76.0%	77.2%	77.5%	78.7%	75.0%	77.1%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$16.8	$15.1	$13.4	$16.2	$61.5	$14.5	$14.3	$13.6	$15.8	$58.2

CNO Financial Group, Inc.
Bankers Life
Average liabilities for insurance products (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Fixed index annuities	$5,564.6	$5,693.6	$5,869.1	$6,028.3	$5,788.9	$6,224.8	$6,490.2	$6,746.9	$6,967.8	$6,607.4
Fixed interest annuities	2,713.7	2,630.3	2,548.5	2,467.7	2,590.1	2,385.1	2,305.2	2,231.2	2,168.8	2,272.6
SPIAs and supplemental contracts:
Mortality based	152.4	148.3	145.9	144.9	147.9	143.2	140.9	138.1	135.6	139.5
Deposit based	144.9	144.9	144.3	142.5	144.1	142.2	140.9	140.3	139.9	140.8
Health:
Long-term care	1,868.1	1,893.5	1,920.0	1,946.7	1,907.1	1,972.5	1,999.0	2,025.3	2,051.3	2,012.0
Medicare supplement	324.6	311.6	307.1	314.0	314.3	316.5	308.5	303.7	310.2	309.7
Other health	58.8	59.5	60.2	60.8	59.8	61.2	62.1	63.1	63.6	62.5
Life:
Interest sensitive	808.5	821.7	837.8	848.3	829.1	858.4	873.9	888.0	909.6	882.5
Non-interest sensitive	1,134.7	1,151.3	1,168.1	1,185.0	1,159.8	1,201.9	1,216.7	1,230.6	1,247.2	1,224.1
Total average liabilities for insurance products, net of reinsurance ceded	$12,770.3	$12,854.7	$13,001.0	$13,138.2	$12,941.1	$13,305.8	$13,537.4	$13,767.2	$13,994.0	$13,651.1

Annuities - account value rollforwards (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Fixed index annuities
Balance as of the beginning of the period	$5,410.7	$5,549.6	$5,740.1	$5,930.3	$5,410.7	$6,176.6	$6,346.1	$6,548.0	$6,726.6	$6,176.6
Gross deposits	235.4	273.9	260.2	342.8	1,112.3	299.8	325.2	310.9	305.1	1,241.0
Withdrawals	(138.5)	(128.5)	(122.5)	(136.9)	(526.4)	(147.0)	(145.7)	(143.7)	(167.5)	(603.9)
Returns reinvested	42.0	45.1	52.5	40.4	180.0	16.7	22.4	11.4	49.3	99.8
Balance as of the end of the period	$5,549.6	$5,740.1	$5,930.3	$6,176.6	$6,176.6	$6,346.1	$6,548.0	$6,726.6	$6,913.5	$6,913.5

Fixed interest annuities
Balance as of the beginning of the period	$2,752.6	$2,671.6	$2,585.8	$2,507.9	$2,752.6	$2,424.1	$2,342.5	$2,264.3	$2,194.4	$2,424.1
Gross deposits	14.2	10.7	9.2	9.3	43.4	13.5	14.3	11.8	17.0	56.6
Withdrawals	(112.7)	(113.6)	(103.8)	(109.5)	(439.6)	(110.7)	(107.8)	(96.8)	(86.4)	(401.7)
Returns reinvested	17.5	17.1	16.7	16.4	67.7	15.6	15.3	15.1	14.7	60.7
Balance as of the end of the period	$2,671.6	$2,585.8	$2,507.9	$2,424.1	$2,424.1	$2,342.5	$2,264.3	$2,194.4	$2,139.7	$2,139.7

Total annuities
Balance as of the beginning of the period	$8,163.3	$8,221.2	$8,325.9	$8,438.2	$8,163.3	$8,600.7	$8,688.6	$8,812.3	$8,921.0	$8,600.7
Gross deposits	249.6	284.6	269.4	352.1	1,155.7	313.3	339.5	322.7	322.1	1,297.6
Withdrawals	(251.2)	(242.1)	(226.3)	(246.4)	(966.0)	(257.7)	(253.5)	(240.5)	(253.9)	(1,005.6)
Returns reinvested	59.5	62.2	69.2	56.8	247.7	32.3	37.7	26.5	64.0	160.5
Balance as of the end of the period	$8,221.2	$8,325.9	$8,438.2	$8,600.7	$8,600.7	$8,688.6	$8,812.3	$8,921.0	$9,053.2	$9,053.2

CNO Financial Group, Inc.
Bankers Life
Present value of future profits (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Balance, beginning of period	$81.1	$77.8	$76.8	$88.8	$81.1	$86.5	$84.3	$70.5	$60.4	$86.5
Amortization related to operations	(4.7)	(3.9)	(3.4)	(2.2)	(14.2)	(4.2)	(3.2)	(3.1)	(5.6)	(16.1)
Amortization related to net realized investment (gains) losses	—	—	—	—	—	—	—	—	—	—
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	1.4	2.9	15.4	(0.1)	19.6	2.0	(10.6)	(7.0)	3.3	(12.3)
Balance, end of period	$77.8	$76.8	$88.8	$86.5	$86.5	$84.3	$70.5	$60.4	$58.1	$58.1

Deferred acquisition costs (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Balance, beginning of period	$606.5	$651.6	$792.1	$839.4	$606.5	$863.2	$830.8	$802.1	$684.4	$863.2
Deferred acquisition expenses	40.2	46.2	43.1	55.9	185.4	49.7	54.5	54.2	51.6	210.0
Amortization related to operations	(39.7)	(33.8)	(33.9)	(49.7)	(157.1)	(42.3)	(34.0)	(35.9)	(48.0)	(160.2)
Amortization related to net realized investment (gains) losses	—	(0.4)	0.4	0.3	0.3	(0.2)	(0.3)	(0.2)	—	(0.7)
Amortization related to fair value changes in embedded derivative liabilities	(5.3)	(1.8)	(4.8)	0.2	(11.7)	7.3	9.1	7.6	(3.8)	20.2
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	49.9	130.3	42.5	17.1	239.8	(46.9)	(58.0)	(143.4)	71.5	(176.8)
Balance, end of period	$651.6	$792.1	$839.4	$863.2	$863.2	$830.8	$802.1	$684.4	$755.7	$755.7

CNO Financial Group, Inc.
Washington National
Analysis of income before taxes (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Insurance policy income	$171.0	$171.0	$170.8	$174.8	$687.6	$173.8	$174.7	$174.9	$177.4	$700.8
Net investment income (loss):
General account invested assets	65.4	63.4	66.9	65.4	261.1	63.6	64.3	63.2	64.4	255.5
Fixed index products	(0.4)	0.9	3.0	(5.0)	(1.5)	1.6	0.5	—	2.4	4.5
Trading account income related to policyholder accounts	0.4	(0.2)	—	—	0.2	—	—	—	—	—
Fee revenue and other income	0.2	0.3	0.2	0.2	0.9	0.2	3.3	4.4	6.3	14.2
Total revenues	236.6	235.4	240.9	235.4	948.3	239.2	242.8	242.5	250.5	975.0

Insurance policy benefits	134.1	136.7	136.4	133.7	540.9	134.5	138.4	138.6	139.4	550.9
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	3.1	3.2	3.3	3.2	12.8	3.3	3.2	3.1	2.8	12.4
Cost of options to fund index credits, net of forfeitures	0.9	1.3	1.1	1.3	4.6	1.3	1.0	1.0	1.2	4.5
Market value changes credited to policyholders	(0.4)	1.3	2.7	(5.4)	(1.8)	1.8	0.7	(0.1)	2.0	4.4
Amortization related to operations	14.5	14.4	14.0	12.9	55.8	14.8	14.9	14.9	13.9	58.5
Interest expense on investment borrowings	2.1	2.7	3.0	3.0	10.8	3.3	3.3	3.0	2.8	12.4
Commission expense	17.8	18.7	18.3	19.1	73.9	21.1	21.5	20.6	20.9	84.1
Other operating costs and expenses	30.2	31.7	31.8	35.7	129.4	28.6	33.9	34.6	39.5	136.6
Total benefits and expenses	202.3	210.0	210.6	203.5	826.4	208.7	216.9	215.7	222.5	863.8
Adjusted EBIT (4)	$34.3	$25.4	$30.3	$31.9	$121.9	$30.5	$25.9	$26.8	$28.0	$111.2

Health underwriting margins (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Supplemental health and other:
Earned premium	$151.3	$151.8	$152.2	$156.0	$611.3	$155.6	$156.7	$157.6	$159.7	$629.6
Benefit ratio before interest income on reserves	78.3%	80.7%	81.3%	77.7%	79.5%	77.6%	80.2%	79.5%	78.1%	78.8%
Interest-adjusted benefit ratio	54.4%	56.6%	56.9%	53.8%	55.4%	53.4%	56.2%	55.4%	54.2%	54.8%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$69.0	$65.8	$65.6	$72.1	$272.5	$72.4	$68.7	$70.4	$73.2	$284.7

Medicare supplement:
Earned premium	$12.6	$12.1	$11.5	$11.4	$47.6	$10.8	$10.3	$9.8	$9.6	$40.5
Benefit ratio	66.5%	74.0%	64.3%	70.8%	68.9%	66.0%	69.8%	75.5%	74.9%	71.4%
Underwriting margin (earned premium less policy benefits)	$4.2	$3.2	$4.1	$3.3	$14.8	$3.7	$3.1	$2.4	$2.4	$11.6

CNO Financial Group, Inc.
Washington National
Average liabilities for insurance products (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Fixed index annuities	$295.4	$286.5	$279.7	$271.6	$283.3	$263.2	$256.7	$248.4	$239.7	$252.0
Fixed interest annuities	93.8	91.4	88.9	87.0	90.3	85.3	82.9	80.4	78.7	81.8
SPIAs and supplemental contracts:
Mortality based	226.9	221.2	216.6	213.3	219.5	213.2	214.2	213.4	215.9	214.2
Deposit based	269.8	270.3	271.3	271.0	270.6	271.1	272.3	272.3	272.7	272.1
Separate Accounts	4.8	4.8	5.0	4.8	4.8	4.6	4.9	4.5	4.2	4.6
Health:
Supplemental health	2,814.7	2,849.8	2,885.5	2,920.0	2,867.5	2,954.4	2,989.1	3,023.0	3,056.2	3,005.7
Medicare supplement	22.1	21.0	20.1	19.6	20.7	18.9	17.8	17.3	17.5	17.9
Other health	12.5	11.9	11.5	11.2	11.8	10.8	10.2	9.8	9.7	10.1
Life:
Interest sensitive	149.5	149.4	149.7	148.4	149.2	147.9	149.0	149.5	150.1	149.1
Non-interest sensitive	174.4	166.9	163.3	161.8	166.6	160.6	160.4	163.6	165.1	162.4
Total average liabilities for insurance products, net of reinsurance ceded	$4,063.9	$4,073.2	$4,091.6	$4,108.7	$4,084.3	$4,130.0	$4,157.5	$4,182.2	$4,209.8	$4,169.9

Annuities - account value rollforwards (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Fixed index annuities
Balance as of the beginning of the period	$284.0	$276.1	$268.7	$264.1	$284.0	$257.3	$248.6	$239.5	$230.3	$257.3
Gross deposits	0.3	0.3	0.3	0.1	1.0	0.3	0.2	0.2	0.1	0.8
Withdrawals	(10.7)	(10.9)	(8.6)	(8.8)	(39.0)	(9.9)	(10.8)	(10.4)	(12.3)	(43.4)
Returns reinvested	2.5	3.2	3.7	1.9	11.3	0.9	1.5	1.0	1.5	4.9
Balance as of the end of the period	$276.1	$268.7	$264.1	$257.3	$257.3	$248.6	$239.5	$230.3	$219.6	$219.6

Fixed interest annuities
Balance as of the beginning of the period	$94.2	$92.0	$89.5	$86.5	$94.2	$85.2	$83.3	$80.9	$78.6	$85.2
Gross deposits	0.1	0.1	—	0.1	0.3	0.1	—	—	0.1	0.2
Withdrawals	(3.4)	(3.7)	(3.8)	(2.1)	(13.0)	(2.7)	(3.1)	(3.0)	(1.6)	(10.4)
Returns reinvested	1.1	1.1	0.8	0.7	3.7	0.7	0.7	0.7	0.7	2.8
Balance as of the end of the period	$92.0	$89.5	$86.5	$85.2	$85.2	$83.3	$80.9	$78.6	$77.8	$77.8

Total annuities
Balance as of the beginning of the period	$378.2	$368.1	$358.2	$350.6	$378.2	$342.5	$331.9	$320.4	$308.9	$342.5
Gross deposits	0.4	0.4	0.3	0.2	1.3	0.4	0.2	0.2	0.2	1.0
Withdrawals	(14.1)	(14.6)	(12.4)	(10.9)	(52.0)	(12.6)	(13.9)	(13.4)	(13.9)	(53.8)
Returns reinvested	3.6	4.3	4.5	2.6	15.0	1.6	2.2	1.7	2.2	7.7
Balance as of the end of the period	$368.1	$358.2	$350.6	$342.5	$342.5	$331.9	$320.4	$308.9	$297.4	$297.4

CNO Financial Group, Inc.
Washington National
Present value of future profits (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Balance, beginning of period	$243.7	$238.9	$236.1	$231.4	$243.7	$226.9	$220.3	$215.8	$211.4	$226.9
Amortization related to operations	(5.2)	(4.9)	(4.7)	(4.6)	(19.4)	(4.5)	(4.6)	(4.3)	(4.3)	(17.7)
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	0.4	2.1	—	0.1	2.6	(2.1)	0.1	(0.1)	—	(2.1)
Balance, end of period	$238.9	$236.1	$231.4	$226.9	$226.9	$220.3	$215.8	$211.4	$207.1	$207.1

Deferred acquisition costs (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Balance, beginning of period	$310.8	$320.2	$331.6	$336.0	$310.8	$342.7	$338.4	$339.9	$341.0	$342.7
Deferred acquisition expenses	14.2	14.3	13.5	14.1	56.1	13.3	13.7	13.5	14.2	54.7
Amortization related to operations	(9.3)	(9.5)	(9.3)	(8.3)	(36.4)	(10.3)	(10.3)	(10.6)	(9.6)	(40.8)
Amortization related to net realized investment (gains) losses	—	—	0.1	—	0.1	—	0.1	—	—	0.1
Amortization related to fair value changes in embedded derivative liabilities	(0.5)	(0.3)	(0.5)	0.2	(1.1)	0.5	0.6	0.3	0.3	1.7
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	5.0	6.9	0.6	0.7	13.2	(7.8)	(2.6)	(2.1)	(0.3)	(12.8)
Balance, end of period	$320.2	$331.6	$336.0	$342.7	$342.7	$338.4	$339.9	$341.0	$345.6	$345.6

CNO Financial Group, Inc.
Colonial Penn
Analysis of income (loss) before taxes (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Insurance policy income	$74.1	$74.5	$75.1	$74.9	$298.6	$76.7	$77.6	$77.5	$77.0	$308.8
Net investment income on general account invested assets	11.0	11.3	11.1	11.2	44.6	10.7	10.8	10.4	10.3	42.2
Fee revenue and other income	0.5	0.4	0.5	0.4	1.8	0.5	0.4	0.3	0.3	1.5
Total revenues	85.6	86.2	86.7	86.5	345.0	87.9	88.8	88.2	87.6	352.5

Insurance policy benefits	56.5	50.5	49.6	50.0	206.6	56.1	52.3	50.6	50.1	209.1
Amounts added to annuity and interest-sensitive life product account balances	0.2	0.1	0.2	0.1	0.6	0.1	0.2	0.1	0.2	0.6
Amortization related to operations	4.6	4.1	4.2	4.9	17.8	4.5	3.6	5.4	5.1	18.6
Interest expense on investment borrowings	0.3	0.4	0.3	0.4	1.4	0.4	0.4	0.4	0.3	1.5
Commission expense	0.3	0.3	0.4	0.4	1.4	0.3	0.4	0.3	0.3	1.3
Other operating costs and expenses	25.2	25.4	25.9	25.9	102.4	27.9	26.1	27.7	25.4	107.1
Total benefits and expenses	87.1	80.8	80.6	81.7	330.2	89.3	83.0	84.5	81.4	338.2
Adjusted EBIT (4)	$(1.5)	$5.4	$6.1	$4.8	$14.8	$(1.4)	$5.8	$3.7	$6.2	$14.3

Average liabilities for insurance products (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

SPIAs - mortality based	$71.8	$70.1	$68.8	$67.7	$69.6	$67.6	$68.9	$68.9	$64.8	$67.5
Health:
Medicare supplement	5.3	5.1	4.9	4.6	5.0	4.5	4.2	4.0	3.9	4.2
Other health	3.9	3.8	3.6	3.5	3.7	3.4	3.3	3.2	3.0	3.2
Life:
Interest sensitive	15.2	15.0	14.7	13.8	14.7	12.6	12.1	11.7	11.5	12.0
Non-interest sensitive	732.7	736.0	741.7	748.9	739.8	756.9	751.6	744.9	751.3	751.2
Total average liabilities for insurance products, net of reinsurance ceded	$828.9	$830.0	$833.7	$838.5	$832.8	$845.0	$840.1	$832.7	$834.5	$838.1

Present value of future profits (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Balance, beginning of period	$34.8	$33.7	$32.6	$31.4	$34.8	$30.2	$29.0	$13.0	$12.2	$30.2
Amortization related to operations	(1.1)	(1.1)	(1.2)	(1.2)	(4.6)	(1.2)	(0.4)	(0.8)	(0.5)	(2.9)
Amounts related to changes in unrealized investment gains (losses) on fixed maturities, available for sale	—	—	—	—	—	—	—	—	—	—
Other (a)	—	—	—	—	—	—	(15.6)	—	(1.5)	(17.1)
Balance, end of period	$33.7	$32.6	$31.4	$30.2	$30.2	$29.0	$13.0	$12.2	$10.2	$10.2

Deferred acquisition costs (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Balance, beginning of period	$109.5	$111.8	$113.7	$115.7	$109.5	$116.6	$119.9	$111.2	$113.4	$116.6
Deferred acquisition expenses	5.8	4.9	5.0	4.6	20.3	6.6	5.2	6.8	5.4	24.0
Amortization related to operations	(3.5)	(3.0)	(3.0)	(3.7)	(13.2)	(3.3)	(3.2)	(4.6)	(4.6)	(15.7)
Other (a)	—	—	—	—	—	—	(10.7)	—	—	(10.7)
Balance, end of period	$111.8	$113.7	$115.7	$116.6	$116.6	$119.9	$111.2	$113.4	$114.2	$114.2

(a) These adjustments were recognized in conjunction with the conversion to a new valuation software system for the non-interest sensitive life insurance business in this segment. The adjustments had no impact on net income since comparable reductions in insurance policy liabilities were also recognized in conjunction with the conversion.

Colonial Penn Segment Adjusted EBIT
Summarized by Inforce and New Business (6)
(in millions)

CNO Financial Group, Inc.
Adjusted EBIT from Inforce Business	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Revenues
Insurance policy income	$62.5	$62.9	$63.3	$62.9	$251.6	$64.0	$64.3	$64.5	$64.4	$257.2
Net investment income	11.0	11.3	11.1	11.2	44.6	10.7	10.8	10.4	10.3	42.2
Fee revenue and other income	0.5	0.4	0.5	0.4	1.8	0.5	0.4	0.3	0.3	1.5
Total revenues	74.0	74.6	74.9	74.5	298.0	75.2	75.5	75.2	75.0	300.9

Benefits and expenses
Insurance policy benefits	49.7	43.5	42.6	42.8	178.6	48.2	44.1	42.5	42.4	177.2
Interest expense	0.3	0.4	0.3	0.4	1.4	0.4	0.4	0.4	0.3	1.5
Amortization	4.4	4.0	4.0	4.8	17.2	4.1	3.2	5.0	4.7	17.0
Other operating costs and expenses	8.5	8.6	9.2	8.7	35.0	8.3	8.1	8.2	8.8	33.4
Total benefits and expenses	62.9	56.5	56.1	56.7	232.2	61.0	55.8	56.1	56.2	229.1
Adjusted EBIT from Inforce Business	$11.1	$18.1	$18.8	$17.8	$65.8	$14.2	$19.7	$19.1	$18.8	$71.8

Adjusted EBIT from New Business

Revenues
Insurance policy income	$11.6	$11.6	$11.8	$12.0	$47.0	$12.7	$13.3	$13.0	$12.6	$51.6
Net investment income	—	—	—	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—	—	—	—
Total revenues	11.6	11.6	11.8	12.0	47.0	12.7	13.3	13.0	12.6	51.6

Benefits and expenses
Insurance policy benefits	7.0	7.1	7.2	7.3	28.6	8.0	8.4	8.2	7.9	32.5
Interest expense	—	—	—	—	—	—	—	—	—	—
Amortization	0.2	0.1	0.2	0.1	0.6	0.4	0.4	0.4	0.4	1.6
Other operating costs and expenses	17.0	17.1	17.1	17.6	68.8	19.9	18.4	19.8	16.9	75.0
Total benefits and expenses	24.2	24.3	24.5	25.0	98.0	28.3	27.2	28.4	25.2	109.1
Adjusted EBIT from New Business	$(12.6)	$(12.7)	$(12.7)	$(13.0)	$(51.0)	$(15.6)	$(13.9)	$(15.4)	$(12.6)	$(57.5)

Adjusted EBIT from Inforce and New Business

Revenues
Insurance policy income	$74.1	$74.5	$75.1	$74.9	$298.6	$76.7	$77.6	$77.5	$77.0	$308.8
Net investment income	11.0	11.3	11.1	11.2	44.6	10.7	10.8	10.4	10.3	42.2
Fee revenue and other income	0.5	0.4	0.5	0.4	1.8	0.5	0.4	0.3	0.3	1.5
Total revenues	85.6	86.2	86.7	86.5	345.0	87.9	88.8	88.2	87.6	352.5

Benefits and expenses
Insurance policy benefits	56.7	50.6	49.8	50.1	207.2	56.2	52.5	50.7	50.3	209.7
Interest expense	0.3	0.4	0.3	0.4	1.4	0.4	0.4	0.4	0.3	1.5
Amortization	4.6	4.1	4.2	4.9	17.8	4.5	3.6	5.4	5.1	18.6
Other operating costs and expenses	25.5	25.7	26.3	26.3	103.8	28.2	26.5	28.0	25.7	108.4
Total benefits and expenses	87.1	80.8	80.6	81.7	330.2	89.3	83.0	84.5	81.4	338.2
Adjusted EBIT from Inforce and New Business	$(1.5)	$5.4	$6.1	$4.8	$14.8	$(1.4)	$5.8	$3.7	$6.2	$14.3

CNO Financial Group, Inc.
Long-term care in run-off
Analysis of income (loss) before taxes (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Insurance policy income	$49.4	$48.2	$47.0	$3.8	$148.4	$3.6	$3.5	$3.5	$3.3	$13.9
Net investment income on general account invested assets	55.2	54.9	54.1	8.5	172.7	8.2	8.4	8.3	8.1	33.0
Total revenues	104.6	103.1	101.1	12.3	321.1	11.8	11.9	11.8	11.4	46.9

Insurance policy benefits	83.5	85.1	91.3	11.4	271.3	8.7	8.1	7.6	8.1	32.5
Amortization related to operations	2.6	2.3	2.1	—	7.0	—	—	—	—	—
Commission expense	0.4	0.4	0.4	0.1	1.3	0.1	0.1	0.1	0.1	0.4
Other operating costs and expenses	6.1	6.8	5.2	0.5	18.6	0.5	0.5	0.5	0.5	2.0
Total benefits and expenses	92.6	94.6	99.0	12.0	298.2	9.3	8.7	8.2	8.7	34.9
Adjusted EBIT (4)	$12.0	$8.5	$2.1	$0.3	$22.9	$2.5	$3.2	$3.6	$2.7	$12.0

Average liabilities for insurance products (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019
Health:
Long-term care	$3,750.3	$3,599.3	$3,548.2	$532.9	$2,857.7	$540.1	$563.0	$586.0	$591.4	$570.1
Total average liabilities for insurance products	$3,750.3	$3,599.3	$3,548.2	$532.9	$2,857.7	$540.1	$563.0	$586.0	$591.4	$570.1

CNO Financial Group, Inc.
Corporate Operations
Analysis of loss before taxes (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Net investment income (loss):
General investment portfolio	$2.2	$1.3	$2.0	$1.1	$6.6	$1.5	$0.8	$1.6	$1.1	$5.0
Other special-purpose portfolios	(1.0)	2.7	6.0	(19.9)	(12.2)	20.2	6.8	2.7	1.7	31.4
Fee revenue and other income	1.8	1.5	1.6	1.8	6.7	1.6	1.5	1.2	33.2	37.5
Other operating costs and expenses	(18.5)	(19.5)	(21.4)	(12.7)	(72.1)	(22.5)	(21.1)	(16.7)	(31.1)	(91.4)
Corporate operations, excluding corporate interest expense	(15.5)	(14.0)	(11.8)	(29.7)	(71.0)	0.8	(12.0)	(11.2)	4.9	(17.5)
Interest expense on corporate debt	(11.9)	(11.9)	(12.1)	(12.1)	(48.0)	(12.1)	(12.6)	(13.9)	(13.8)	(52.4)
Operating loss before taxes	$(27.4)	$(25.9)	$(23.9)	$(41.8)	$(119.0)	$(11.3)	$(24.6)	$(25.1)	$(8.9)	$(69.9)

CNO Financial Group, Inc.
Bankers Life
Premiums collected on insurance products (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Annuities

Fixed index (first-year)	$235.4	$273.9	$260.2	$342.5	$1,112.0	$300.0	$325.1	$311.0	$305.1	$1,241.2

Other fixed interest (first-year)	14.5	12.1	9.0	10.2	45.8	14.2	14.3	12.9	17.7	59.1
Other fixed interest (renewal)	1.5	1.0	1.3	1.6	5.4	1.1	1.6	1.1	1.3	5.1
Subtotal - other fixed interest annuities	16.0	13.1	10.3	11.8	51.2	15.3	15.9	14.0	19.0	64.2

Total annuities	251.4	287.0	270.5	354.3	1,163.2	315.3	341.0	325.0	324.1	1,305.4

Health

Medicare supplement (first-year)	15.4	15.5	15.2	15.8	61.9	14.3	14.9	14.9	16.1	60.2
Medicare supplement (renewal)	172.9	161.3	164.2	174.0	672.4	169.7	161.7	164.3	178.0	673.7
Subtotal - Medicare supplement	188.3	176.8	179.4	189.8	734.3	184.0	176.6	179.2	194.1	733.9

Long-term care (first-year)	3.7	3.7	3.9	4.3	15.6	4.4	4.7	4.8	5.0	18.9
Long-term care (renewal)	61.1	60.0	59.1	59.3	239.5	59.4	58.4	58.6	60.3	236.7
Subtotal - long-term care	64.8	63.7	63.0	63.6	255.1	63.8	63.1	63.4	65.3	255.6

Supplemental health (first-year)	1.1	1.1	1.0	1.2	4.4	1.1	1.1	1.1	1.2	4.5
Supplemental health (renewal)	4.7	4.8	4.8	4.9	19.2	4.9	5.1	5.1	5.3	20.4
Subtotal - supplemental health	5.8	5.9	5.8	6.1	23.6	6.0	6.2	6.2	6.5	24.9

Other health (first-year)	0.2	0.2	0.2	0.2	0.8	0.2	0.1	0.2	0.3	0.8
Other health (renewal)	1.3	1.3	1.3	1.3	5.2	1.3	1.3	1.2	1.2	5.0
Subtotal - other health	1.5	1.5	1.5	1.5	6.0	1.5	1.4	1.4	1.5	5.8

Total health	260.4	247.9	249.7	261.0	1,019.0	255.3	247.3	250.2	267.4	1,020.2

Life insurance

Traditional (first-year)	18.5	19.0	17.2	16.9	71.6	16.3	15.9	16.9	19.3	68.4
Traditional (renewal)	55.7	55.9	55.7	56.3	223.6	55.9	56.0	56.3	56.9	225.1
Subtotal - traditional	74.2	74.9	72.9	73.2	295.2	72.2	71.9	73.2	76.2	293.5

Interest-sensitive (first-year)	10.7	12.8	12.2	13.3	49.0	9.6	12.8	11.5	10.8	44.7
Interest-sensitive (renewal)	30.3	30.8	30.4	30.3	121.8	31.5	32.2	32.9	32.6	129.2
Subtotal - interest-sensitive	41.0	43.6	42.6	43.6	170.8	41.1	45.0	44.4	43.4	173.9

Total life insurance	115.2	118.5	115.5	116.8	466.0	113.3	116.9	117.6	119.6	467.4

Collections on insurance products

Total first-year premium collections on insurance products	299.5	338.3	318.9	404.4	1,361.1	360.1	388.9	373.3	375.5	1,497.8
Total renewal premium collections on insurance products	327.5	315.1	316.8	327.7	1,287.1	323.8	316.3	319.5	335.6	1,295.2

Total collections on insurance products	$627.0	$653.4	$635.7	$732.1	$2,648.2	$683.9	$705.2	$692.8	$711.1	$2,793.0

CNO Financial Group, Inc.
Washington National
Premiums collected on insurance products (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Health

Medicare supplement (renewal)	$12.5	$11.5	$10.9	$11.4	$46.3	$10.6	$10.1	$9.7	$10.5	$40.9

Supplemental health (first-year)	18.3	17.7	17.1	17.1	70.2	16.6	16.7	16.8	17.8	67.9
Supplemental health (renewal)	136.9	134.4	131.1	138.7	541.1	140.0	140.2	140.0	142.6	562.8
Subtotal - supplemental health	155.2	152.1	148.2	155.8	611.3	156.6	156.9	156.8	160.4	630.7

Other health (first-year)	0.1	0.1	—	—	0.2	0.1	0.1	—	0.1	0.3
Other health (renewal)	0.4	0.3	0.4	0.4	1.5	0.3	0.3	0.4	0.3	1.3
Subtotal - other health	0.5	0.4	0.4	0.4	1.7	0.4	0.4	0.4	0.4	1.6

Total health	168.2	164.0	159.5	167.6	659.3	167.6	167.4	166.9	171.3	673.2

Life insurance

Traditional (first-year)	0.1	0.2	0.1	0.2	0.6	0.1	0.2	0.2	0.1	0.6
Traditional (renewal)	2.5	2.4	2.3	2.3	9.5	2.4	2.2	2.2	2.2	9.0
Subtotal - traditional	2.6	2.6	2.4	2.5	10.1	2.5	2.4	2.4	2.3	9.6

Interest-sensitive (first-year)	1.2	1.4	1.3	1.5	5.4	1.8	2.0	2.0	2.3	8.1
Interest-sensitive (renewal)	3.8	4.4	4.0	4.5	16.7	4.5	4.9	4.6	5.1	19.1
Subtotal - interest-sensitive	5.0	5.8	5.3	6.0	22.1	6.3	6.9	6.6	7.4	27.2

Total life insurance	7.6	8.4	7.7	8.5	32.2	8.8	9.3	9.0	9.7	36.8

Annuities

Fixed index (first-year)	—	—	—	0.1	0.1	—	—	—	—	—
Fixed index (renewal)	0.3	0.4	0.2	0.1	1.0	0.3	0.2	0.2	0.1	0.8
Subtotal - fixed index annuities	0.3	0.4	0.2	0.2	1.1	0.3	0.2	0.2	0.1	0.8

Other fixed interest (renewal)	0.1	—	0.1	—	0.2	0.1	—	—	0.1	0.2

Total annuities	0.4	0.4	0.3	0.2	1.3	0.4	0.2	0.2	0.2	1.0

Collections on insurance products

Total first-year premium collections on insurance products	19.7	19.4	18.5	18.9	76.5	18.6	19.0	19.0	20.3	76.9
Total renewal premium collections on insurance products	156.5	153.4	149.0	157.4	616.3	158.2	157.9	157.1	160.9	634.1

Total collections on insurance products	$176.2	$172.8	$167.5	$176.3	$692.8	$176.8	$176.9	$176.1	$181.2	$711.0

CNO Financial Group, Inc.
Colonial Penn
Premiums collected on insurance products (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Life insurance

Traditional (first-year)	$11.9	$11.3	$11.7	$12.0	$46.9	$12.8	$13.1	$13.0	$12.8	$51.7
Traditional (renewal)	62.9	62.0	61.8	62.8	249.5	63.9	63.2	63.8	64.2	255.1
Subtotal - traditional	74.8	73.3	73.5	74.8	296.4	76.7	76.3	76.8	77.0	306.8

Interest-sensitive (all renewal)	—	0.1	0.1	—	0.2	0.1	—	0.1	—	0.2

Total life insurance	74.8	73.4	73.6	74.8	296.6	76.8	76.3	76.9	77.0	307.0

Health (all renewal)

Medicare supplement	0.4	0.4	0.4	0.3	1.5	0.3	0.4	0.2	0.3	1.2

Other health	0.1	—	—	0.1	0.2	0.1	—	—	—	0.1

Total health	0.5	0.4	0.4	0.4	1.7	0.4	0.4	0.2	0.3	1.3

Collections on insurance products

Total first-year premium collections on insurance products	11.9	11.3	11.7	12.0	46.9	12.8	13.1	13.0	12.8	51.7
Total renewal premium collections on insurance products	63.4	62.5	62.3	63.2	251.4	64.4	63.6	64.1	64.5	256.6

Total collections on insurance products	$75.3	$73.8	$74.0	$75.2	$298.3	$77.2	$76.7	$77.1	$77.3	$308.3

CNO Financial Group, Inc.
Long-term care in run-off
Premiums collected on insurance products (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Long-term care (renewal)	$49.6	$47.6	$44.9	$3.7	$145.8	$3.6	$3.4	$3.3	$3.2	$13.5

Total collections on insurance products	$49.6	$47.6	$44.9	$3.7	$145.8	$3.6	$3.4	$3.3	$3.2	$13.5

CNO Financial Group, Inc.
First-year collected premiums (in millions)

Bankers Life	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Medicare supplement	$15.4	$15.5	$15.2	$15.8	$61.9	$14.3	$14.9	$14.9	$16.1	$60.2
Long-term care	3.7	3.7	3.9	4.3	15.6	4.4	4.7	4.8	5.0	18.9
Supplemental health and other health	1.3	1.3	1.2	1.4	5.2	1.3	1.2	1.3	1.5	5.3
Life	29.2	31.8	29.4	30.2	120.6	25.9	28.7	28.4	30.1	113.1
Annuity	249.9	286.0	269.2	352.7	1,157.8	314.2	339.4	323.9	322.8	1,300.3
Subtotal Bankers Life	299.5	338.3	318.9	404.4	1,361.1	360.1	388.9	373.3	375.5	1,497.8

Washington National

Supplemental health and other health	18.4	17.8	17.1	17.1	70.4	16.7	16.8	16.8	17.9	68.2
Life	1.3	1.6	1.4	1.7	6.0	1.9	2.2	2.2	2.4	8.7
Annuity	—	—	—	0.1	0.1	—	—	—	—	—
Subtotal Washington National	19.7	19.4	18.5	18.9	76.5	18.6	19.0	19.0	20.3	76.9

Colonial Penn

Life	11.9	11.3	11.7	12.0	46.9	12.8	13.1	13.0	12.8	51.7

Total first-year collected premiums	$331.1	$369.0	$349.1	$435.3	$1,484.5	$391.5	$421.0	$405.3	$408.6	$1,626.4

CNO Financial Group, Inc.
Life and Health New Annualized Premiums ("NAP") (in millions)

Bankers Life	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019

Medicare supplement	$12.9	$14.3	$13.9	$17.9	$59.0	$12.4	$14.5	$14.2	$17.2	$58.3
Long-term care	5.0	5.3	6.5	7.4	24.2	5.8	6.4	6.4	8.0	26.6
Supplemental health and other health	1.3	1.4	1.1	2.0	5.8	1.2	1.4	1.4	2.2	6.2
Life	16.5	17.9	15.8	14.9	65.1	14.1	17.1	15.3	14.6	61.1
Subtotal Bankers Life	35.7	38.9	37.3	42.2	154.1	33.5	39.4	37.3	42.0	152.2

Washington National

Supplemental health	22.0	23.9	22.8	26.0	94.7	20.7	23.5	24.7	35.3	104.2
Life	1.8	2.1	2.5	4.1	10.5	3.2	2.7	2.8	4.4	13.1
Subtotal Washington National	23.8	26.0	25.3	30.1	105.2	23.9	26.2	27.5	39.7	117.3

Colonial Penn

Life	18.6	16.9	19.1	17.3	71.9	22.4	19.6	19.2	15.9	77.1

Total NAP	$78.1	$81.8	$81.7	$89.6	$331.2	$79.8	$85.2	$84.0	$97.6	$346.6

CNO Financial Group, Inc.
Statutory information - consolidated basis (7) (in millions)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19 (a)(b)	2019 (a)(b)

Net gain (loss) from operations before interest expense and federal income taxes	$65.1	$80.5	$(491.1)	$21.4	$(324.1)	$97.8	$86.0	$62.1	$66.2	$312.1
Interest expense on surplus debentures held by parent company	12.0	12.2	21.7	12.3	58.2	12.6	12.3	22.7	12.3	59.9

Net gain (loss) from operations before federal income taxes	53.1	68.3	(512.8)	9.1	(382.3)	85.2	73.7	39.4	53.9	252.2
Federal income tax expense (benefit)	1.6	(2.5)	(23.9)	(20.4)	(45.2)	1.9	(5.4)	(4.5)	(47.8)	(55.8)

Net gain (loss) from operations before net realized capital gains (losses)	51.5	70.8	(488.9)	29.5	(337.1)	83.3	79.1	43.9	101.7	308.0
Net realized capital gains (losses)	3.7	2.7	41.3	(3.9)	43.8	(9.9)	(3.6)	(0.1)	(3.0)	(16.6)

Net income (loss)	$55.2	$73.5	$(447.6)	$25.6	$(293.3)	$73.4	$75.5	$43.8	$98.7	$291.4

Capital and surplus	$1,918.9	$1,952.0	$1,781.6	$1,652.8	$1,652.8	$1,717.4	$1,698.5	$1,695.3	$1,696.6	$1,696.6
Asset valuation reserve (AVR)	264.7	258.4	283.6	233.3	233.3	248.0	254.5	261.0	295.9	295.9

Capital, surplus and AVR	2,183.6	2,210.4	2,065.2	1,886.1	1,886.1	1,965.4	1,953.0	1,956.3	1,992.5	1,992.5

Interest maintenance reserve (IMR)	479.4	492.0	439.8	425.0	425.0	418.3	415.4	415.1	420.1	420.1

Total statutory capital, surplus, AVR & IMR	$2,663.0	$2,702.4	$2,505.0	$2,311.1	$2,311.1	$2,383.7	$2,368.4	$2,371.4	$2,412.6	$2,412.6

Risk-based capital ratio	427%	444%	452%	393%	393%	416%	409%	405%	408%	408%

(a)  Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 4Q19 will be filed with the respective insurance regulators on or about February 28, 2020.

(b) The federal income tax benefit recognized in such periods reflects a $46.0 million tax sharing payment due from the holding company that will be returned to the holding company in the form of a dividend. There is no capital and surplus impact related to these transactions.

Notes

(1) Excludes accumulated other comprehensive income. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

(2) Shareholders' equity divided by common shares outstanding.

(3) Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised and restricted stock and performance units were vested. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period.

(4) Management believes that an analysis of earnings before net realized investment gains (losses) from sales and impairments, net change in market value of investments recognized in earnings, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes related to the agent deferred compensation plan, loss related to reinsurance transaction, loss on extinguishment of debt, other non-operating items, corporate interest expense and taxes (“Adjusted EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because these items are unrelated to the company's underlying fundamentals.

(5) Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses from sales and impairments, net of related amortization and taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) loss related to reinsurance transaction, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals.

(6) Management believes that an analysis of Adjusted EBIT for Colonial Penn, separated between inforce and new business provides increased clarity for this segment as the vast majority of the costs to generate new business in this segment are not deferrable and Adjusted EBIT will fluctuate based on management's decisions on how much marketing costs to incur in each period. Adjusted EBIT from new business includes pre-tax revenues and expenses associated with new sales of our insurance products during the first year after the sale is completed. Adjusted EBIT from inforce business includes all pre-tax revenues and expenses associated with sales of insurance products that were completed more than one year before the end of the reporting period. The allocation of certain revenues and expenses between new and inforce business is based on estimates, which we believe are reasonable.

(7)
Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.